SECURITIES AND EXCHANGE COMMISSION
                           Washington, DC  20549


                                FORM 8-K
                             Current Report

                      Pursuant to Section 13 or 15(d)
                  of the Securities Exchange Act of 1934


Date of
Report:                                         July 3, 1996
(Date of earliest event reported)



                        GLOBAL SPILL MANAGEMENT, INC.
          Exact name of registrant as specified in its charter



         Nevada                         0-20317               88-0270266
------------------------------     -------------------      ---------------
State of other jurisdiction of     Commission File No.      I.R.S. Employer
incorporation or organization                               ID No.


              37-61 39th Street, Long Island City, New York  11101
                   (Address of principal executive offices)


Registrants telephone number, including area code:     (718) 482-7878


                27 Wells Road, Parker Ford, Pennsylvania  19457
         (Former name or former address if changed since last report)

Item 1.     Changes in Control of the Registrant

     On July 3, 1996 as of June 28, 1996, as a direct result of the transactions referred to in Item 2 hereof, Karl Schwab, principal shareholder of Begonia Corp., became a "control person" of the Registrant as that term is defined in the Securities Act of 1933, as amended. Mr. Schwab's status as a control person arises from the issuance of 4,000,000 shares of the Registrants Common Stock (approximately 56% of the total issued and outstanding Common Shares) to Begonia Corp. Additionally with the consummation of the transactions referred to in Item 2, Coy Eklund and Carleton D. Burtt resigned as directors of the Registrant. Karl Schwab and Roger A. Imperial were appointed directors in their please and stead. Additionally, Mr. Schwab was appointed President and Chairman of the Board of the Registrant.

     Mr. Schwab has been President of Phoenix Wrecking Corp.
("Phoenix") since its inception in 1988. Prior thereto he was President of Cayuga Wrecking. Mr. Imperial is an executive with Accordia Northeast/New York Region. Mr. Imperial is a graduate of St. John's University and St. John's School of Law, he has served on the Board of Trustees of the New Jersey Highway Authority and as special counsel to the Governor of New York to Joint Legislation Committee on States Regulation. He also serves as a member of the Board of Trustees of Catholic Charities of New York City.


Item 2.     Acquisition and Deposition of Assets

     On July 3, 1996 as of June 28, 1996, the Registrant, pursuant to unanimous vote of the Board of Directors, acquired, in exchange for 6,000,000 Shares of its Common Stock, all of the issued and outstanding Common Shares of Phoenix from the latter's existing Shareholders.
While Phoenix had more than five shareholders, two-thirds of the shares were owned by Begonia Corp., a corporation in which Karl A. Schwab is the principal shareholder and sole director. None of the other the shareholders of Phoenix were affiliated with Begonia and/or Mr.
Schwab nor were any one of them officers, directors or employees of Phoenix. Moreover, none of the ten other Shareholders became, as a result of the aforementioned exchange of stock, owners of record or beneficially of 5% or more of the issued and outstanding capital shares of the registrant. In order to consummate the transaction the Registrant, pursuant to shareholder consent, amended its Certificate of Incorporation so as to increase its authorized common shares from 1,333,333 to 25,000,000.

     Phoenix is a solid waste management, environmental abatement and specialty contracting company focusing on, site and facility remediation. Its services include:

     Solid Waste Management -- Transfer, resource recovery, transportation, disposal of non-hazardous waste and demolition of residential and commercial facilities.

     Industrial Demolition, Dismantling and Abatement --
Demolition and/or dismantling of facilities or structures including oil refineries, thermal cracking units, bridges, chemical plants and other industrial and commercial facilities. Included in such endeavors are the draining of liquid wastes, asbestos removal, lead paint removal and removal and disposal or sale of equipment and scrap materials.

     Hazardous Waste Services -- On-site treatment, containment, incineration and excavation and removal.

The above described services may be used individually or in combination designed to meet the specific needs of its customer.
Phoenix's staff is divided into two departments: demolition and environmental abatement. The demolition department combines top-notch operators and engineers experienced in all phases of commercial and industrial wrecking, while the abatement department consists of licensed, certified professionals specifically trained in the removal of asbestos and other hazardous waste, in strict accordance with local, state and federal regulations.

Industrial Demolition, Dismantling and Abatement Services

     Demolition and dismantling projects result from a myriad of reasons including obsolescence of facility, retooling, fire, consolidation of operations and relocation. In addition, site remediation., particularly in the case of environmental contamination of a site, frequently requires demolition or dismantling of a contaminated facility.

     Dismantling is the precise disassembly of a manufacturing or production facility on a piece-by-piece basis in order to recover equipment as complete operating units in order to recover equipment as complete operating units capable of reinstallation. Demolition is the precise science of destruction of facilities in defined areas. The Company's engineers are pioneers in the advanced technology of implosion - the inward burst of an exploding substance to demolish a structure. Certain demolition projects also require the removal of asbestos and other hazardous wastes as well as their cleanup and removal.

Hazardous Waste Services

     On-site remediation involves treating hazardous materials at the customer's site or the excavation and removal thereof. Excavation and removal involves the excavation of contaminated materials for containment, on-site treatment or off-site disposal. As part of its quality control, the Company regularly monitors excavated materials to verify consistency with contaminants identified in the remediation plan.

     The Stock Purchase Agreement between the Registrant and the
Shareholders of Phoenix contains mutual representation and warranties regarding the asset, liabilities and operations of both corporations. These warranties survived the closing.

     The transactions described above was at arms-length. No relationship or association existed between any of the shareholders of Phoenix and any officers, directors or control persons of the Registrant.


     As a condition of the Stock Purchase Agreement, the Registrant agreed to:

     (i) Amend its Certificate of Incorporation so as to increase the authorized common shares from 1,333,333 to 25,000,000; and

     (ii) dispose of all of its subsidiaries except for Environmental Disposal Option Corporation ("EDOC") on or before June 28, 1996.

     The Registrant further represented its liabilities after the sale of all of its subsidiaries, except EDOC, would not exceed $150,000 and that no warrants, rights or offerings of any kind, nature or description would, as of June 28, 1996, be issued and outstanding.

     On June 28, 1996, the Registrant, in combination with Meridian
Bank, its principal lender, disposed of all of its subsidiaries except EDOC. As a result of such disposition, the obligations to Meridian
Bank was satisfied in full as were all notes issued by the Registrant in connection with the acquisition of said subsidiaries. Moreover, all liabilities except for $150,000 in sundry payables were satisfied in full.


Item 7.     Financial Statement and Exhibits

     (a)     to be filed by Amendment on or before August 30, 1996;

     (b)     Pro Forma Financial Information

     The following unaudited pro forma condensed consolidated financial statements are filed with this report:

         Phoenix Wrecking Corporation's Unaudited
         Balance Sheet as of March 31, 1996                 Page F-1

         Phoenix Wrecking Corporation's Unaudited
         Statement of Earnings for Nine Months ended
         March 31, 1995                                     Page F-2

         Notes to Financial Statements                      Page F-3

     All other Pro Forma Financials will be filed by amendment not later than 8/30/96.

     The Registrant will file the pro forma consolidated financial statement of the Registrant reflecting the financial position of the Registrant after giving effect to the acquisition of Phoenix and the sale of the subsidiaries of the Registrant discussed in Item 2. The Registrant intends on filing the pro forma information as soon as practicable but in no event later than the 60 days from the date hereof.

     The unaudited financial statements of Phoenix are included herein for illustrative purposes only and are not necessarily indicative of the future financial position of future results of operations of the Registrant.
(c)   Exhibits

No.       Description

2.1 Stock Purchase and Exchange Agreement dated June 27, 1996 by and among Registrant and Shareholders of Phoenix. (Registrant hereby agrees to furnish supplementary to the Securities and Exchange Commission upon request a copy of any omitted Schedule referred in the Agreement)

2.2 Certificate to change number of authorized shares of Common Stock (pursuant to Section 78.207 of the General Corporation Law of the State of Nevada) dated June 28, 1996 filed July 3, 1996.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       Global Spill Management, Inc.


Date:  July 10, 1996                       By:  /s/ Karl Scwab
                                           Karl Schwab, President and
                                           Chairman of the Board

                       PHOENIX WRECKING CORPORATION
                                PRO FORMA
                  STATEMENT OF INCOME & RETAINED EARNINGS
                         9 - MONTHS ENDING 3/31/95


REVENUE                                         $    8,247,631
      LESS:
          Cost of Revenue                       $    6,324,638

GROSS PROFIT                                    $    1,922,993

General & Admins. Expense                       $    1,126,392

INCOME BEFORE TAXES                             $      796,601
      Provision For Income Taxes                $     -262,454

NET INCOME                                      $      534,147

Retained Earnings 6/30/95                       $    4,588,128

Retained Earnings 3/31/96                       $    5,122,275

                        PHOENIX WRECKING CORPORATION
                                 PRO-FORMA
                               BALANCE SHEET
                               MARCH 31, 1996



ASSETS

      Current Assets:

      Cash                                                 36,768
      Accounts Receivable, net allowance
      for doubtful accounts of $108,624                 2,063,872
      Inventory (See Note)                                383,000
      Unbilled Receivables (See Note)                     513,000


Total Current Assets                                    2,996,640

      Fixed Assets:

      Land & Building (See Note)                          540,000
      Machinery & Equipment (Net of Depreciation)       1,031,452
      Equipment under Capital Lease                       295,457
      Small Tools                                         165,325

      Total Fixed Assets                                2,032,234


      Notes Receivable (See Note)                       1,920,000
      Prepaid Rent (See Note)                           1,413,999



TOTAL ASSETS                                            8,362,873

                        PHOENIX WRECKING CORPORATION
                                PRO-FORMA
                              BALANCE SHEET
                              MARCH 31, 1996

ASSETS
      Current Assets:

      Cash                                           $      36,768
      Accounts Receivable, net of allowance
       for doubtful accounts of $ 108,624                2,063,872
      Inventory (See Note)                                 383,000
      Unbilled Receivables (See Note)                      513,000
      Total Current Assets                           $   2,996,640

      Fixed Assets:

      Land & Building (See Note)                     $     540,000
      Machinery & Equip't (Net of Depreciation)          1,031,452
      Equip't under Capital Lease                          295,457
      Small Tools                                          165,325
      Total Fixed Assets                             $   2,032,234

      Notes Receivable (See Note)                    $   1,920,000
      Prepaid Rent (See Note)                            1,413,999

      TOTAL ASSETS                                   $   8,362,873


LIABILITIES & STOCKHOLDER'S EQUITY

      LIABILITIES:

      Accounts Payable - Trade                       $     457,750
      Notes Payable                                        328,620
      Leases Payable                                       185,762
      Corporate Income Tax Payable                         262,454
      Payroll Taxes                                        527,650
      Total Liabilities                              $   1,762,236

      Subordinate Debt / Begonia Corp (See Note)     $   1,128,362

      STOCKHOLDER'S EQUITY:

      Capital Stock                                  $     350,000
      Retained Earnings                                  5,122,275
      Total Stockholder's Equity                     $   5,472,275

      TOTAL LIABILITIES &
      STOCKHOLDER'S EQUITY                           $   8,362,873

NOTES TO FINANCIAL STATEMENTS


NOTE 1:  INVENTORY CONSISTS OF:

Railroad ties, rails and scrap valued at $450,000 less $127,000 owed to New York City Transit Authority plus gravel and sundry salvaged items valued at $60,000.

COSTS OF REVENUE:

     Beginning Inventory          $    225,000
     Labor, Supplies and
     Equipment Rental             $  6,482,638
                              ----------------
                                  $  6,707,638

     LESS:
           Ending Inventory       $    383,000

         TOTAL                    $  6,324,638


NOTE 2:  UNBILLED RECEIVABLES:

Company incurs payroll and related expenses on contracts prior to billing customers. Management estimates this to be $513,000.


NOTE 3:  LAND & BUILDING

Phoenix acquired a property in Hamtramck, Mich., previously owned by "Cook Family Foods, Ltd." the property consists of 124,146 square feet or 2.85 Acres +. The improvements on the property includes two buildings, one built in 1948 of 72,000 sq. ft., and one built in 1991 of 18,800 sq. ft. The Property is paved and fenced by Chain Link fencing. The zoning is "M H Heavy Manufacturing", City of Hamtramck, Mich., 48212, located at 8800 Conant & 3827 Oliver. And is located in close proximity to I-75 and I-94. The property was acquired by "Phoenix" on March 3, 1994 in exchange for the company's providing remedial services to Cook Family Foods, Ltd., which cost PWC $40,000. An additional investment of approximately $500,000 required to remedy environmental problems on the property.

NOTE 4:  NOTES RECEIVABLE:

The company has lent or taken for work performed, notes from three companies that management is confident of collection. The notes mature in 3 years from January 1, 1996 and bear an interest rate of 10% per annum. The notes are Interest-Only during the term, paid semi-annually in arrears. The principal is due at the end of the 3-year period but can be paid earlier at the debtors option.


NOTE 5:  PREPAID RENT

The National Railroad Passenger Association, (AMTRAK), entered into an agreement with the company in October, 1993 wherein they agreed to exchange remedial services for prepaid rent credit through October 1, 1999. The Authority valued this rent at $404,000.00 per year. The property is comprised of 8 acres located at 37-61 39th Street, Long
Island City,  New York,   11101.  The property is at the foot of the 59th
Street Bridge and has a 6,000-foot office building on the premises.


NOTE 6:  SUBORDINATED DEBT - BEGONIA CORP.

The Begonia Corporation has loaned Phoenix Wrecking Corporation
$1,128,362 on a subordinated basis as of March 31, 1996.

The 3-year note is payable Interest-Only in arrears annually. The note is dated August 10, 1995. The entire principal is due in August, 1998